SUPPLEMENT DATED AUGUST 26, 2016

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

INTERNATIONAL VALUE PORTFOLIO CLASS I AND P SHARES

DATED MAY 1, 2016

This supplement revises the International Value Portfolio Class I and P Shares summary prospectus dated May 1, 2016 (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, are deleted and replaced with the following:

Sub-Adviser – J.P. Morgan Investment Management Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Gerd Woort-Menker, CFA, Managing Director	Since 2011
Demetris Georghiou, Executive Director	Since 2016
Georgina Perceval Maxwell, Managing Director	Since 2016